Exhibit 3.66

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SOUTHWEST STAINLESS, L.P.

This Certificate of Limited Partnership of Southwest Stainless, L.P. (the “Limited Partnership”), is dated as of May 6, 1996, and is being executed by Z&L Acquisition Corp., a Delaware corporation, as sole general partner, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

FIRST: The name of the Limited Partnership formed hereby is Southwest Stainless, L.P.

SECOND: The address of the registered office of the Limited Partnership in the State of Delaware is 1201 Market Street, Suite 1700, County of New Castle, Wilmington, Delaware 19801. The name of the registered agent for service of process at such address is Delaware Incorporators & Registration Service, Inc.

THIRD: The name and the mailing address of the sole general partner of the Limited Partnership is:

Z&L Acquisition Corp.

1403 Foulk Road

Suite 102

Wilmington, Delaware 19803

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership as of May 6, 1996.

Z&L ACQUISITION CORP.

By:	/s/ Gordon W. Stewart
Gordon W. Stewart
Secretary

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Southwest Stainless, L.P.

SECOND: Article 3 of the Certificate of Limited Partnership shall be amended as follows:

Hughes GP & Management, Inc.

1403 Foulk Road, Suite 102

Wilmington, DE 19803

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 3rd day of February, A.D. 2005.

Hughes GP & Management, Inc., - General Partner

By:	/s/ Karen K. Pettiford
Name:	Karen K. Pettiford, Asst. Corp. Secretary
Print or Type

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Southwest Stainless, L.P.

SECOND: Article 2 of the Certificate of Limited Partnership shall be amended as follows: To change the address of the registered office of the partnership in the State of Delaware to 2711 Centerville Road, Suite 400, Wilmington, DE 19808, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to Corporation Service Company.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 25th day of January, A.D. 2005.

By:	/s/ John Z. Paré
General Partner(s)

Name:	John Z. Paré

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

OF

SOUTHWEST STAINLESS, L.P.

The undersigned General Partner of Southwest Stainless, L.P., a Delaware limited partnership (the “Limited Partnership”), desiring to amend the Certificate of Limited Partnership of Southwest Stainless, L.P., pursuant to the provisions of Section 17-202 to the Delaware Revised Uniform Limited Partnership Act, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Southwest Stainless, L.P.

SECOND: The Certificate of Limited Partnership shall be amended as follows: The registered office and registered agent therein shall be Delaware Incorporators & Registration Service, Inc., 1201 Market Street, Suite 1700, City of Wilmington, County of New Castle, Delaware 19801.

*    *    *

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 22nd day of April, 1998.

Z & L Acquisition Corp.
General Partner

By:	/s/ Gordon W. Stewart
Gordon W. Stewart
Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SOUTHWEST STAINLESS, L.P.

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is Southwest Stainless, L.P.

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

The registered agent and registered office will be changed to:

Corporation Service Company

1013 Centre Road

Wilmington, De. 19805

The undersigned, a general partner of the partnership, executed this Certificate of Amendment on April 28, 1997.

/s/ Jacquel K. Clark
Jacquel K. Clark
Director/Assistant Treasurer Z & L Acquisition Corp. of Delaware, Inc. Limited Partner of Southwest Stainless, L.P.